Ninepoint North American Energy Independence ETF Trading Symbol: ENRG Listed on NYSE Arca, Inc. Summary Prospectus September 18, 2026 www.ninepointetfs.com/ENRG

Before you invest, you may want to review the Ninepoint North American Energy Independence ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated September 7, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.ninepointetfs.com/ENRG. You can also get this information at no cost by calling at (855) 994-3888 or by sending an e-mail request to info@ninepointetfs.com.

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.65%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Estimated for the current year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$66	$208

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Overview

The Fund seeks to provide exposure to a diversified portfolio of companies that are involved in the energy sector of North America (defined by the Fund as the United States, Canada, and Mexico) across multiple segments of the energy value chain, including energy production, energy infrastructure, power generation, and the production of materials used in energy-related infrastructure and electrification. The Fund’s investment universe includes companies with significant business operations, assets, revenues or reserves in North America. The Adviser considers a range of factors in identifying eligible companies, including the geographic location of production, infrastructure, reserves, earnings and other business activities, as applicable.

The Fund may invest in companies operating across both traditional and emerging energy industries, including companies engaged in oil and natural gas production, midstream energy infrastructure, electric power generation, nuclear energy, and the mining and processing of materials used in energy infrastructure, electrification and grid development. In selecting investments, the Sub-Adviser evaluates factors that may include asset quality, reserve life, production costs, capital allocation, financial characteristics, infrastructure ownership, and the stability of cash flows, as applicable. Not all factors will be applicable to every investment, and the Adviser may consider additional factors in its investment process.

Principal Investment Strategies

The Fund invests primarily in the equity securities of companies that are involved directly or indirectly in the exploration, development, production and/or distribution of oil, gas, coal, uranium, critical minerals and other related activities in the energy and resource sector of North America (“Energy Companies”). These related activities include renewable energy production, alternative energy technologies, as well as energy services and infrastructure. See “Additional Information About the Fund” for more information about the Energy Companies in which the Fund may invest.

In addition, the Fund may hold cash and cash equivalents and use forward foreign currency contracts to seek to hedge against foreign currency risk.

The Fund will invest in securities that are aligned with the Fund’s investment objective, based on the proprietary scoring methodology of Ninepoint Partners LP (the “Sub-Adviser”). The scoring methodology was designed by the Sub-Adviser to identify and rank companies that, in its view, demonstrate strong alignment with North American energy independence. Such alignment may be supported by durable asset bases, reliable cash flow generation and participation in critical segments of the energy value chain. Companies demonstrating such alignment have the potential, in the Sub-Adviser’s view, to benefit from both industry trends (e.g., technological advancements, regulatory changes, shifts in energy consumption) and macro-economic trends (e.g., geopolitical developments, supply chain realignment and evolving energy demand), as well as benefiting from industrial policy developments or initiatives of the federal and/or territorial governments of and within North America.

Scoring Framework

The Sub-Adviser’s proprietary scoring framework assesses issuers based on their strategic alignment with North American energy independence. The framework is built around three primary pillars.

●	North American Exposure (the extent to which an issuer’s assets, earnings, reserves and operations are economically tied to North America);

●	Strategic Importance (the significance of an issuer’s role within the North American energy system and value chain); and

●	Reliability (the stability, durability and resilience of an issuer’s operations, supply profile and cash flows).

In evaluating these pillars, the Sub-Adviser may consider a range of quantitative and qualitative factors, including revenue composition, asset quality, reserve characteristics, contract structures, balance sheet strength and position within the energy value chain. The resulting scores are used to inform security selection and portfolio construction decisions. The Sub-Adviser currently anticipates that the initial portfolio will be allocated as follows. Actual allocations may vary over time based on market conditions and investment opportunities. Within each category, the Sub-Adviser’s scoring methodology will consider factors, including but not limited to, those described below:

Upstream Producers (Approximately 50% to 60%)

●	Extent of North American production and reserves

●	Cost competitiveness and ability to generate resilient and durable free cash flow

●	Balance sheet strength and capital allocation discipline

Midstream Infrastructure (Approximately 15% to 25%)

●	Degree of North American revenue exposure

●	Ownership of critical pipeline, storage and energy transportation assets

●	Stability of fee-based cash flows and balance sheet strength

Nuclear & Uranium (Approximately 10% to 20%)

Uranium Producers

●	Extent of North American production and reserves

●	Cost competitiveness and operating efficiency

●	Ability to generate resilient cash flows

Uranium Developers and Explorers

●	Extent of North American resource exposure

●	Expected capital intensity and development economics of principal projects

●	Quality and scale of resource assets

Nuclear Supply Chain Companies

●	Degree of North American revenue exposure

●	Position within the nuclear fuel cycle and broader nuclear value chain

●	Profitability characteristics and strategic importance to North American nuclear energy infrastructure

Critical Minerals (Approximately 0% to 10%)

●	Extent of North American production, reserves and resource exposure

●	Cost competitiveness and operating efficiency

●	Expected development economics, capital intensity and quality of principal assets

●	Strategic importance of underlying minerals to North American energy independence, electrification and industrial supply chains

Other Energy Sources (Up to 5%)

The Sub-Adviser generally applies substantially similar evaluation criteria to producers, developers and explorers in this category, including consideration of North American production, reserves and resource exposure, cost competitiveness, expected project economics, capital intensity, asset quality and cash flow characteristics.

Portfolio rebalancing, additions, removals and substitutions

The Sub-Adviser expects to review and rebalance the portfolio at least quarterly and will monitor portfolio holdings on an ongoing basis between rebalancing periods. The Sub-Adviser may, at any time, add, remove, substitute or rebalance portfolio positions to reflect changes in issuer fundamentals, scoring outcomes, portfolio weightings, market conditions or other relevant factors.

In addition, the category allocations described above represent the Sub-Adviser’s current expectations regarding the composition of the portfolio and are intended as guidelines only. Actual category allocations may vary from the initial allocations and may be adjusted in the discretion of the Sub-Adviser in response to changes in industry and market dynamics, market conditions, issuer fundamentals, investment opportunities or other relevant factors.

To the extent that the Sub-Adviser’s investment process is unable to identify sufficient numbers of companies with compelling valuations and based on the Sub-Adviser’s market outlook for the energy sector, the Fund may hold cash, cash equivalents, and U.S government securities with maturities of one year or less (e.g., U.S. Treasury Bills and government bonds). The Fund may hold these investments for extended periods, until the Sub-Adviser has identified sufficient investable opportunities in accordance with its investment process.

In addition, the Fund will use forward foreign currency contracts to seek to hedge against foreign currency risk. Hedging against foreign currency risk means that, in order to seek to mitigate the impact of currency fluctuations, the Fund will actively hedge its foreign currency investments back to US dollars. This strategy aims to provide additional stability and protect against potential adverse effects of exchange rate movements on the Fund’s overall performance.

Portfolio Attributes

The Fund’s portfolio will generally be comprised of between 25 and 50 equity securities. The Sub-Adviser reviews the Fund’s portfolio for potential reallocation on at least a weekly basis.

The Fund will generally invest in companies with at least $5 billion in market capitalization.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in the securities of North American Energy Companies. For the purposes of the foregoing, the Fund defines a North American Energy Company as a company economically tied (as defined below) to Canada, Mexico or the United States and that derives at least 50% of its revenue or book value (the net value of a company’s assets as reflected on its balance sheet) from the exploration, development, production and/or distribution of oil, gas, coal or uranium, power generation and energy system inputs and energy services and infrastructure activities. The Fund considers an issuer of securities to be a company economically tied to a country if it satisfies at least one of the following tests: (1) it is organized under the laws of a country or has its headquarters in a country; (2) it derives a significant portion (i.e., 50% or more) of its total revenues or profits from, or devotes 50% or more of its assets to, business in a country but is listed elsewhere; or (3) its equity securities are traded principally on a stock exchange or over-the-counter market in a country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country.

The Fund may invest up to 10% of its assets, without regard to geographic location, in companies economically tied to countries outside North America.

The Fund is considered non-diversified under the 1940 Act. The Fund will invest more than 25% of its assets (concentrate) in the energy group of industries.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds — Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Energy Sector Risk. Energy markets can be significantly affected by fluctuations in energy prices and the supply and demand of energy fuels. The Fund’s performance is closely tied to developments in the energy sector, and at times, securities of companies in this sector may lag behind other sectors or the broader market. A downturn in the energy sector could adversely impact the Fund’s performance. If a significant portion of the Fund is invested in the energy sector, it may present more risks than a fund diversified across numerous industries and sectors. Energy infrastructure companies face specific risks, including fluctuations in commodity prices impacting the volume of energy commodities transported, processed, stored, or distributed; reductions in available volumes of crude oil, natural gas, or other energy commodities; slowdowns in new construction and acquisitions, limiting growth potential; sustained reduced demand for oil, natural gas, and petroleum products; increased supply of oil, natural gas, and petroleum products; geopolitical risks and other shocks to supply and/or demand impacting commodity prices; depletion of crude oil, natural gas reserves, or other commodities; rising interest rates resulting in higher capital costs and increased operating costs; counterparty risk, including defaults or bankruptcies; inability to execute acquisitions or expansion projects cost-effectively; extreme weather events and environmental hazards; and terrorist attacks on energy assets.

North America Investing Risk. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests. The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. However, political developments including the implementation of tariffs by the United States, and the renegotiation of NAFTA in the form of the United States-Mexico-Canada Agreement (“USMCA”), which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, commodities, currencies, funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in the underlying reference asset(s). Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

●	Forward Currency Contracts. The Fund’s use of forward currency contracts introduces unique risks and characteristics unlike typical portfolio securities. Unexpected exchange rate movements might prevent anticipated benefits and result in losses. These contracts can also lead to losses if the counterparty fails to perform, such as due to bankruptcy. Furthermore, imperfect correlation between the Fund’s securities and the currencies in forward contracts may cause losses and incomplete hedging, exposing the Fund to foreign exchange risk.

Counterparty Risk. Counterparty risk is the likelihood or probability that a party involved in a transaction might default on its contractual obligation. Where the Fund enters into derivative contracts that are exchange-traded, the Fund is subject to the counterparty risk associated with the Fund’s clearing broker or clearinghouse. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Concentration Risk. The Fund’s investments will be concentrated in energy-related industries. As a result, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

○	Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

○	Developed Markets Risk. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. Many developed market countries have heavy indebtedness, which may lead downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries.

○	Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations, including Mexico. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

Cash and Cash Equivalents Risk. The Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Cash Redemptions. The Fund currently intends to effect creations and redemptions principally for cash, rather than in-kind, due to the nature of the Fund’s investments. This approach can result in less tax efficiency compared to funds that predominantly redeem in-kind. The Fund may incur higher transaction costs, and the potential for capital gains distributions may increase, potentially leading to higher tax liabilities for shareholders. Furthermore, executing cash redemptions may require the Fund to sell portfolio securities, possibly at unfavorable prices, which could negatively affect the Fund’s net asset value and performance. This process may be especially challenging during periods of market volatility or reduced liquidity. By maintaining larger cash positions to manage potential cash redemptions, the Fund might limit its ability to achieve its investment objectives, as holding cash may prevent the Fund from fully investing according to its strategy.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Sub-Adviser Risk. Although the Sub-Adviser has extensive experience of managing ETFs under relevant Canadian laws, the Sub-Adviser has no experience with managing an exchange-traded fund regulated under the 1940 Act, which may limit the Sub-Adviser’s effectiveness. As a result, it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities both directly and via Underlying ETFs. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at Ninepointetfs.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: Ninepoint Partners LP (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are primarily responsible for the day-to-day management of the Fund:

John Wilson, Senior Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Eric Nuttall, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Nawojka Wachowiak, Senior Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Keegan Stoyles, Associate Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Jeffrey Sayer, MBA, CFA, Vice President, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Colon Watson, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2026.

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2026.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at Ninepointetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.